Keefe, Bruyette & Woods Winter Financial Services Symposium February 17, 2022 Rob Cozzone - EVP and Chief Operating Officer Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer

(2) Who We Are • Independent Bank Corp. (Nasdaq: INDB) ◦ Main Banking Sub: Rockland Trust (As of December 31, 2021) (Dollars in billions) Total Assets $20.4 Loans: $13.6 Deposits: $16.9 Wealth Management $5.7 Market Cap (as of February 11, 2022) $4.1

(3) Key Messages - Core Franchise • Extensive history of strong financial performance • Expanding footprint in growth markets • Healthy loan and core deposit originations • Diversified fee income business lines • Proven integrator of acquired banks • Demonstrated resiliency in prior crises • Strong capital levels • Tangible book value steadily growing* • Strong operating efficiency • Disciplined risk management culture *See appendix A for reconciliation

(4) Recent Accomplishments • Record operating earnings in 2021 • Acquisition of Meridian Bancorp, Inc. and East Boston Savings Bank (EBSB) (assets $6.4B) • Strong new business generation despite pandemic • Record growth in business and consumer households • Record levels of wealth management assets under administration • Growing presence in Worcester County • Growth initiatives – online account opening, de novo branches, expanded digital offerings, enhanced mortgage capabilities, Salesforce module expansion, and senior talent adds

(5) Source: SNL Financial; Deposit/Market Share data as of June 30, 2021 Expanding Company Footprint INDB Market Share* % of INDB Dep. Plymouth County Rank 2021 1 24.6% 36% Norfolk County Rank 2021 4 5.9% 18% Barnstable County (Cape Cod) Rank 2021 4 10.9% 10% Bristol County Rank 2021 5 8.3% 10.5% Middlesex County Rank 2021 20 1.2% 8% Suffolk County Rank 2021 11 0.6% 8% Dukes County (MV) Rank 2021 2 17.3% 2% Worcester County Rank 2021 18 1.9% 3.5% Nantucket County Rank 2021 1 38.7% 4% *Market share metrics presented above are INDB only

(6) Meridian Bancorp Merger Successful Merger Completion Q4 2021 Key Deal Metrics (Dollars in billions) Total purchase price $ 1.3 Total assets acquired $ 6.4 Loans $ 4.9 Deposits $ 4.4 Cost saves achieved 45 % Tangible book value accretive 11.4%

(7) Acquisition Strategy: Driving Long Term Growth & Shareholder Value Proven Record of Value Add Transactions

(8) Sustaining Business Momentum Business Line • Extend Market Presence/Recruit Seasoned Lenders • Grow Client Base / Expanded Lending Capacity • Expand Specialty Products, e.g. ABL, Floorplan • Optimize Loan Origination Process • Continue to Drive Household Growth • Expand Digital Offerings • Expedite New Account Openings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand Investment Center Network • Scalable Resi Mortgage Origination Platform • Robust Product Set • Capitalize on New Credit Card Offerings • Continue Aggressive H.E. Marketing Focal Points

(9) $129.8 $184.6 $121.7 $187.6 $4.69 $5.62 $3.66 $5.38 Operating Earnings Operating EPS 2018 2019 2020 2021 $0.0 $50.0 $100.0 $150.0 $200.0 $0 $2 $4 $6 $121.6 $165.2 $121.2 $121.0 $4.40 $5.03 $3.64 $3.47 Net Income Diluted EPS 2018 2019 2020 2021 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $1 $2 $3 $4 $5 $6 Financial Performance - Strong Fundamentals * See appendix A for reconciliation **See appendix B for reconciliation Longer Term Trends • Robust loan/deposit originations • Strong core deposit base • Low funding costs • Asset management growth • Powerful mortgage platform • Low credit loss rates • Strong operating efficiency • Accretive acquisitions • TBV steadily growing* Recent Factors • Loan loss provision volatility • Net interest margin volatility (PPP fees, purchase accounting) • Lower fee income including July 1, 2020 Durbin impact • Weight of excess liquidity Net Income ($Mil) Operating Earnings ($Mil)**

(10) Loan Commitment Originations * (Dollars in Millions) $2,676 $2,958 $3,494 Commercial Residential Mortgage Home Equity Business Banking 2019 2020 2021 Strong Business Volumes Despite Pandemic *Origination amounts presented above do not include loans associated with the Paycheck Protection Program (PPP). Through December 31, 2021 the Company extended approximately 10,000 loans totaling $1.2 billion.

(11) Total Commercial Real Estate Portfolio Residential - Related 29.2% Commercial Buildings 17.9%Office Buildings 15.8% Industrial Warehouse 10.3% Hotels/Motels 8.4% Strip Malls 7.5% All Other 10.9% Loan Portfolio - Commercial Diversification $9.2B as of 12/31/21 Total C&I Loan Portfolio**** Retail Trade: 21.3% Real Estate/Rental and Leasing: 13.4% Construction: 10%Administrative Support/Waste Mgmt/Remediation Services : 9.1% Manufacturing: 8.7% Accommodation and Food Services: 6.3% Wholesale Trade 8.9% Finance and Insurance:5.3% All Other: 17% $1.6B as of 12/31/21 *Includes 1-4 Family, multifamily, Condos and Approved Land CRE ($ Bil.) $3.6 $4.5 $4.7 $9.2 290% 269% 272% 338% CRE*** NOO CRE/Capital** 2018 2019 2020 2021 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 300% Note - Percentage based on Rockland Trust bank capital **Non-Owner Occupied Commercial Real Estate divided by Total Capital ***2021 growth reflects acquisition of EBSB C&I ($ Bil.) $1.1 $1.4 $2.1 $1.6 $1.1 $1.4 $1.3 $0.8 $0.2 C&I PPP 2018 2019 2020 2021 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 * $1.4 ****Inclusive of PPP loan balances

(12) Low Cost Deposit Base Demand Deposits 32% Money Market 21% Savings/Now 38% CDs 9% Total Deposits $16.9B 4Q 2021 Core Deposits ($ Bil.) $6.6 $7.6 $9.8 $14.3 88.7% 79.9% 89.6% 84.5% Core Deposits Core to Total 2018 2019 2020 2021 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 0.0% 20.0% 40.0% 60.0% 80.0% Cost of Deposits 0.29% 0.47% 0.27% 0.07% 2018 2019 2020 2021 00% 0.10% 0.20% 0.30% 0.40% 0.50% • Sizable demand deposit component • Robust new checking account openings • <1% of HH's are CD only • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base

(13) Asset Sensitivity Balance Sheet Position to benefit from rising rate environment

(14) Investment Management: Transformed Into High Growth Business Longer Term Trends • Successful business model • Growing source of fee revenues • Strong feeder business from Bank AUAs ($ Bil.) $3.6 $4.6 $4.9 $5.7 2018 2019 2020 2021 • Expanding investment center locations • Adding experienced professionals • Capitalizing on cross-sell opportunity in acquired bank markets • Revenues ($ Mil.) $26.2 $28.7 $29.4 $35.3 2018 2019 2020 2021 CAGR+10% CAGR+17%

(15) • Disciplined underwriter • Low loss rates • High average FICOs and low average LTVs in consumer book • Proactive identification and resolution of problem loans C&I 12.4% Home Equity 13.6% CRE 39.1% Residential 33.0% Small Business 0.2% Other Consumer 1.8% Asset Quality: Well Managed NPLs ($Mil.) $45.4 $48.0 $66.9 $27.8 0.66% 0.54% 0.71% 0.20% NPL/Loan% NPLs ($Mil) 2018 2019 2020 2021 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 00% 0.20% 0.40% 0.60% 0.80% Net Charge-offs ($Mil.) $1.1 $2.6 $6.9 $1.2 Net Charge-offs Loss Rate 2018 2019 2020 2021 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 0bps 3bps 6bps 9bps 12bps 15bps 18bps 2bps 3bps 7bps 1bp NPLs December 31, 2021 . 0%

(16) Asset Quality: A Look Back • Strong credit results through prior financial crisis • Experienced management and loan workout team • Consistent and conservative credit philosophy

(17) Credit Review - Loan Deferrals Deferrals by Modification Type: Deferral of Principal Only Total Portfolio % Deferral Commercial and industrial $ 560 $ 1,563,279 — % Commercial real estate (1) 382,535 9,157,801 4.2 % Business Banking — 193,189 — % Residential real estate — 1,604,686 — % Home equity — 1,039,611 — % Consumer — 28,720 — % Total active deferrals as of December 31 ,2021 (2) $ 383,095 $ 13,587,286 2.8% (1) Balances include commercial construction deferrals. (2) Total active deferrals are inclusive of Meridian acquired deferrals of $194.3 million.

(18) Book Value $38.23 $49.69 $51.65 $63.75 12.13% 14.99% 12.89% 14.78% 10.69% 11.28% 9.56% 12.40% Book Value Per Share Equity/Assets % Tier 1 Leverage 2018 2019 2020 2021 $0 $10 $20 $30 $40 $50 $60 0% 5% 10% 15% 20% 25% Strong Capital Position Tangible Book Value* $28.57 $34.11 $35.59 $42.25 9.35% 10.80% 9.26% 10.31% TBV Per Share Tangible Equity/Tangible Assets % 2018 2019 2020 2021 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 0% 2% 4% 6% 8% 10% 12% 14% * See appendix A for reconciliation • TBV rising for 32 consecutive quarters despite 6 acquisitions over this period • Strong internal capital generation • History of healthy dividend increases • Completed 1.5 million share repurchase for $95.1MM during 2020 • January 2022 share repurchase authorization up to $140MM Cash Dividends Declared Per Share $1.52 $1.76 $1.84 $1.92 2018 2019 2020 2021 $0.00 $0.50 $1.00 $1.50 $2.00

(19) Near-Term Priorities • EBSB integration and revenue opportunities • Liquidity/Capital Management • Balance sheet management - rising rate environment • Extending our presence in attractive Worcester market • Implementing nCino loan origination system • Maximizing use of Salesforce platform • Branch optimization, including select openings and closings • Continued investment in digital/mobile technology • Aggressive promotion of Rockland Trust brand • Deepening of risk management infrastructure • Reassessment of physical workspace needs

(20) INDB Investment Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Leverageable operating platform • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team

(21) Appendix A: Non-GAAP Reconciliation of Capital Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: December 31 2018 2019 2020 2021 Tangible common equity Stockholders' equity (GAAP) $ 1,073,490 $ 1,708,143 $ 1,702,685 $ 3,018,449 (a) Less: Goodwill and other intangibles 271,355 535,492 529,313 1,017,844 Tangible common equity 802,135 1,172,651 1,173,372 2,000,605 (b) Tangible assets Assets (GAAP) 8,851,592 11,395,165 13,204,301 20,423,405 (c) Less: Goodwill and other intangibles 271,355 535,492 529,313 1,017,844 Tangible assets 8,580,237 10,859,673 12,674,988 19,405,561 (d) Common shares 28,080,408 34,377,388 32,965,692 47,349,778 (e) Common equity to assets ratio (GAAP) 12.13% 14.99% 12.89% 14.78% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 9.35% 10.80% 9.26% 10.31% (b/d) Book Value per share (GAAP) $ 38.23 $ 49.69 $ 51.65 $ 63.75 (a/e) Tangible book value per share (Non-GAAP) $ 28.57 $ 34.11 $ 35.59 $ 42.25 (b/e)

Appendix B: Non-GAAP Reconciliation of Earnings Metrics

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2018		2019		2020		2021		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 121,622	$ 4.40	$ 165,175	$ 5.03	$ 121,167	$ 3.64	$ 120,992	$ 3.47	(a)
Non-GAAP adjustments									
Provision for non-PCD acquired loans	—	—	—	—	—	—	50,705	1.45	
Noninterest income components									
Gain on sale of loans	—	—	951	0.03			—	—	
Noninterest expense components									
Loss on termination of derivatives	—	—	—	—	684	0.03	—	—	
Merger and acquisition expenses	11,168	0.40	26,433	0.80	—	—	40,840	1.17	
Total impact of noncore items	11,168	0.40	25,482	0.77	684	0.03	91,545	2.62	
Less - net tax benefit associated with noncore items (1)	(2,967)	(0.11)	(6,686)	(0.20)	(192)	(0.01)	(24,899)	(0.71)	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	650	0.02	—	—	—	—	
Total tax impact	(2,967)	(0.11)	(6,036)	(0.18)	492	(0.01)	(24,899)	(0.71)	
Net operating earnings (Non-GAAP)	$ 129,823	$ 4.69	$ 184,621	$ 5.62	$ 121,659	$ 3.66	$ 187,638	$ 5.38	(b)
Average assets	$ 8,305,174		$ 10,875,297		$ 12,605,611		$ 14,854,547		(c)
Average equity	$ 987,988		$ 1,521,921		$ 1,699,547		$ 1,908,265		(d)
Return on average assets	1.46 %		1.52 %		0.96 %		0.81 %		(a/(c))
Return on average assets on an operating basis	1.56 %		1.70 %		0.97 %		1.26 %		(b)/(c))
Return on average common equity	12.31 %		10.85 %		7.13 %		6.34 %		(a)/(d))
Return on average common equity on an operating basis	13.14 %		12.13 %		7.16 %		9.83 %		(b)/(d))

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

(22)

(23) NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.